UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC  20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 16, 2001
                                                         ----------------


                            BARNETT AUTO TRUST 1997-A
                            -------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          UNITED  STATES
          OF  AMERICA               333-26675               86-0888083
          -----------               ---------               ----------
          (STATE  OR OTHER          (COMMISSION FILE        (IRS EMPLOYER
          JURISDICTION  OF          NUMBER)                 IDENTIFICATION NO.)
          INCORPORATION


                            BARNETT AUTO TRUST 1997-A
                                  NC1-005-14-02
                              121 WEST TRADE STREET
                        CHARLOTTE, NORTH CAROLINA  28255
                                 (704) 386-5000


                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                    ----------------------------------------

       REGISTRANT'S TELEPHONE NUMBER INCLUDING AREA CODE:  (704) 386-5000

ITEM  5.               OTHER  EVENTS
                       -------------

          THE REGISTRANT HEREBY INCORPORATES BY REFERENCE THE INFORMATION CONTAINED IN EXHIBIT 99 HERETO IN RESPONSE TO THIS ITEM 5.


ITEM  7.          FINANCIAL  STATEMENTS,  PRO  FORMA  FINANCIAL  STATEMENTS  AND
                  --------------------------------------------------------------
EXHIBITS
      --

(C)     EXHIBITS

99     MONTHLY  SERVICERS CERTIFICATE FOR BARNETT BANK, N.A.  BARNETT AUTO TRUST
       1997-A

                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES AND EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                            BARNETT AUTO TRUST 1997-A
                            -------------------------
                                  (REGISTRANT)



DATED:     JANUARY  16,  2001                    BY: /S/  KEVIN  T.  CHURCH
           ------------------                         ----------------------
                                                 NAME:    KEVIN  T.  CHURCH
                                                 TITLE:   VICE  PRESIDENT
                                                          NATIONSBANK,  N.A.
                                                 (DULY  AUTHORIZED  OFFICER)

                                INDEX TO EXHIBITS
                                -----------------



EXHIBIT
NUMBER                         EXHIBIT
------                         -------

99          MONTHLY  SERVICERS  CERTIFICATE  FOR BARNETT BANK, N.A. BARNETT AUTO
            TRUST  1997-A